UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2022

Folkup Development Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-216921

(Commission File Number)

88-0435998

 (IRS Employer Identification No.)

Unit 17-18, 23/F, Metropole Square2 On Yiu Street, Sha TinNew Territories, Hong Kong

(Address of principal executive offices)(Zip Code)

+852 3487-6330

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On March 13, 2022, Folkup Development Inc., a Nevada corporation (the “Company”), received notice from JP Centurion & Partners, Plt (“Total Asia Associates”), that JP Centurion had resigned as the independent registered public accounting firm of the Company.

The reports of JP Centurion regarding the Company’s financial statements as of December 31, 2020 and 2019 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of JP Centurion, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2020 and 2019, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with JP Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of JP Centurion, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended December 31, 2020 and 2019.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JP Centurion a copy of the above disclosures and requested JP Centurion to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  JP Centurion’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On March 15, 2022, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of J&S Associate (“J&S Associate”), the Company’s new independent registered public accountants, which appointment J&S Associates has accepted with the dismissal of JP Centurion.

During the two most recent fiscal years and the interim period preceding the engagement of J&S Associate, the Company has not consulted with J&S Associate regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by J&S Associate or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements JP Centurion and therefore did not discuss any past disagreements with J&S Associate.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from JP Centurion & Partners, Plt, dated March 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Folkup Development Inc.

Date: March 15, 2022	By:	/s/ Hak Yiu Ng
	Name:	Hak Yiu Ng
	Title:	President (principal executive officer, principal financial officer and principal accounting officer)

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